                                                                     Exhibit 4.1

Advisory and Consulting Agreement

                          Number of Shares and Options
                          ----------------------------

     4.1(a)                                  3,000,000

     4.1(b)                                  3,000,000

     4.1(c)                                    700,000

     4.1(d)                                  3,000,000

     4.1(e)                                    600,000

     4.1(f)                                    500,000

     4.1(g)                                    150,000

     4.1(h)                                      5,000

     4.1(i)                                      5,000

     4.1(j)                                    817,610

     4.1(k)                                  1,200,000

     Other Consultants                       1,000,000

Exhibit 4.1(a)

                              CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of March 16, 1999, by and between Howard Schraub, 8538 Ruette Monte Carlo, La Jolla, CA 92037 ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Ave, North Hollywood, CA 91605 (the "Company").

                                 WITNESSETH


     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on December 31, 1999, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

         (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

         (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

         (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 3,000,000 shares of the Company's Common Stock with an exercise price at $.05 per share, which option shall expire on December 31, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Kaire Holdings Incorporated                  CONSULTANT



/s/ Steven Westlund                          /s/ Howard Schraub
-------------------                          -------------------
Steven Westlund                              Howard Schraub
Chief Executive Officer

Exhibit 4.1(b)


                              CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of March 16, 1999, by and between George Furla, 2317 Mount Olympus Dr., Los Angeles CA 90046 ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Ave, North Hollywood, CA 91605, (the "Company").

                                 WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on December 31, 1999, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

         (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

         (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

         (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.


     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 3,000,000 shares of the Company's Common Stock with an exercise price of $.05 per share, which option shall expire on December 31, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Los Angeles, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

KAIRE HOLDINGS INCORPORATED                  CONSULTANT



/s/ Steve Westlund                           /s/ George Furla
-------------------                          -------------------
Steve Westlund                               George Furla
Chief Executive Officer and Chairman

Exhibit 4.1(c)



                              CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of January 10, 1999, by and between Richard Kaplan, P.O. Box 43272, Hanof, Jerusalem, Isreal ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Avenue, North Hollywood, CA 91605, (the "Company").

                                 WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.  APPOINTMENT.
         -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.  TERM.
         ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on December 31, 1999, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.  SERVICES.
         --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

         (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

         (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

         (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

         (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

         (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.  DUTIES OF THE COMPANY.
         ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.


     5.  COMPENSATION.
         ------------

     The Company will immediately grant Consultant the option to purchase 700,000 shares of the Company's Common Stock with an exercise price of $.05 per share, which option shall expire on December 31, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.  REPRESENTATION AND INDEMNIFICATION.
         ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.  MISCELLANEOUS.
         -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:  The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements:  Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Los Angeles, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

KAIRE HOLDINGS INCORPORATED              CONSULTANT



/s/ Steve Westlund                       /s/ Richard Kaplan
----------------------------             --------------------------------
Steve Westlund                           Richard Kaplan
Chief Executive Officer and Director

Exhibit 4.1(d)

                             CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of September 1, 1999, by and between Peter Benz,543 Virginia Avenue , San Mateo, CA 94402 ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Ave, North Hollywood, CA 91605 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.   APPOINTMENT.
          -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.   TERM.
          ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on Septermber 31, 2000, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.   SERVICES.
          --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

          (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

          (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.   DUTIES OF THE COMPANY.
          ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

          COMPENSATION.
          ------------

     The Company will immediately grant Consultant the option to purchase 3,000,000 shares of the Company's Common Stock with an exercise price at $.05 per share, which option shall expire on December 31, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.   REPRESENTATION AND INDEMNIFICATION.
          ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.   MISCELLANEOUS.
          -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding
     ------------
of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:   Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:   The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Kaire Holdings Incorporated              CONSULTANT



/s/ Steven Westlund                             /s/ Peter Benz
--------------------------------                ------------------
Steven Westlund                                 Peter Benz
Chief Executive Officer

Exhibit 4.1(e)

                             CONSULTING AGREEMENT


     This Consulting Agreement (the "Consulting Agreement") made as of September 1, 1999, by and betweenVasant Cheddah MD, 1025 Cardinal Drive , Effingham, Illinois 62401 ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Ave, North Hollywood, CA 91605 (the "Company").

                                  WITNESSETH


     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.   APPOINTMENT.
          -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.   TERM.
          ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on December 31, 1999, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.   SERVICES.
          --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

          (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

          (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.   DUTIES OF THE COMPANY.
          ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

          COMPENSATION.
          ------------

     The Company will immediately grant Consultant the option to purchase 600,000 shares of the Company's Common Stock with an exercise price at $.05 per share, which option shall expire on December 31, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.   REPRESENTATION AND INDEMNIFICATION.
          ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.   MISCELLANEOUS.
          -------------

     Termination:  This Agreement may be terminated by either Party upon written
     -----------
notice to the other Party for any reason which shall be effective five (5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification: This Consulting Agreement sets forth the entire understanding
     ------------
of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices: Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:  Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:   The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Kaire Holdings Incorporated          CONSULTANT



/s/ Steven Westlund                          /s/ Vasant Cheddah MD
-------------------------------              ---------------------------------
Steven Westlund                              Vasant Cheddah MD
Chief Executive Officer

Exhibit 4.1(f)

                             CONSULTING AGREEMENT

     This Consulting Agreement (the "Consulting Agreement") made as of May 21, 1999, by and between Gary Ackles, 3704 32/nd/ Street Suite 304, Vernon BC, Canada VIT 5N6 ("Consultant") and Kaire Holdings Incorporated with offices at 7348 Bellaire Avenue, North Hollywood, CA 91605 (the "Company").

                                  WITNESSETH

     WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

     WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

     WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

     1.   APPOINTMENT.
          -----------

     The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

     2.   TERM.
          ----

     The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on December 31, 1999, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

     3.   SERVICES.
          --------

     During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

          (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

          (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

          (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

          (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

     4.   DUTIES OF THE COMPANY.
          ---------------------

     The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

          COMPENSATION.
          ------------

     The Company will immediately grant Consultant the option to purchase 500,000 shares of the Company's Common Stock with an exercise price at $.07 per share, which option shall expire on December 31, 1999 at 5:00 P.M. P.S.T. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

     6.   REPRESENTATION AND INDEMNIFICATION.
          ----------------------------------

     The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

     7.   MISCELLANEOUS.
          -------------

     Termination:   This Agreement may be terminated by either Party upon
     -----------
written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

     Modification:  This Consulting Agreement sets forth the entire
     ------------
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Notices:  Any notice required or permitted to be given hereunder shall be
     -------
in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

     Waiver:   Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Assignment:    The Options under this Agreement are assignable at the
     ----------
discretion of the Consultant.

     Severability:  If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Los Angeles County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

     IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

Kaire Holdings Incorporated                  CONSULTANT



/s/ Owen Naccarato                           /s/ Gary Ackles
------------------                           ---------------
Owen Naccarato                               Gary Ackles
Chief Financial Officer

Exhibit 4.1(g)  Einar A. Cristiani

                             CONSULTANT AGREEMENT

This CONSULTANT AGREEMENT (this "Agreement") is entered into as of ____August ___1999__________________ by and between KAIRE HOLDINGS, INC, a Delaware Corporation ("Company") and Einar A. Cristiani ("Consultant").
                             ------------------

                                  WITNESSETH:

WHEREAS, the Company and Consultant desire to enter into this Agreement to assure the Company of the continuing and exclusive service of Consultant and to set forth the terms and conditions of Consultant's employment with the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1. Term.  Company agrees to employ Consultant and Consultant hereby accepts such
   ----
employment, in accordance with the terms of this Agreement, commencing as of August 19, 1999 (the "Effective Date"). Said employment shall be "at will" and may be terminated at any point thereafter provided either party give the other no less than 60 days written notice.

2. Services and Exclusivity of Services. So long as this Agreement shall
   ------------------------------------
continue in effect, Consultant shall devote Consultant's substantial business time, energy and ability exclusively to the business, affairs and interests of the Company and its affiliates or subsidiaries ("Affiliates") and matters related thereto, shall use Consultant's best efforts and abilities to promote the Company's interests, and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the board of directors of the Company (the "Board").

Without the prior express written authorization of the Board or any senior executive of Company, Consultant shall not, directly or indirectly, during the term of this Agreement, engage in any activity competitive with or adverse to the Company's business, whether alone, as a partner, officer, director, consultant or significant investor of or in any other entity (An investment of greater than 5% of the outstanding capital or equity securities of an entity shall be deemed significant for these purposes.)

Consultant represents to the Company that Consultant has no other outstanding commitments inconsistent with any of the terms of this Agreement or the services to be rendered hereunder.

Page 2: Consulting Contract

3. Duties and Responsibilities. Consultant shall serve as Chief Technical
   ---------------------------
Officer ("CTO) for Company for the duration of this Agreement. In the performance of Consultant's duties, Consultant shall report directly to the President of Kaire Holdings (President) and shall be subject to the supervision and direction of the President and to such limits on Consultant's authority as the President may from time to time impose. Consultant's responsibilities in his capacity as CTO shall include such rights and responsibilities as are generally possessed by a CTO in an internet-related corporation.

Consultant agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of Consultant's duties and agrees to carry out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing.

4. Compensation.
   ------------

4.1 Base Compensation. Subject to increase at the sole election of the Board of
    -----------------
Directors, Consultant will be paid a monthly base salary of Four Thousand Dollars ($4,000) Base Salary") commencing August 19, 1999. The Base Salary shall be payable in accordance with established Company practices.

4.2 Vacation. During the period for which Consultant is employed by Company,
    --------
Consultant shall be entitled to (a) a vacation period each twelve months of two weeks and (b) up to five additional holidays customarily observed by companies similar to Company, and during such time, Consultant's compensation shall be paid in full. Such vacation may accrue to a subsequent period. Said vacation period shall not accrue unless and until Consultant has been employed for at least one 12 month period.

4.3 Additional Benefits. Consultant shall also be entitled to a stock option in
    -------------------
the following manner: (a) the right to purchase up 150,000 shares of Company stock at an option price of 10 cents per share. Said stock option shall accrue upon Consultant having been employed with Company for no less than 90 days (hereinafter "vesting period").

5. Termination. This Agreement and all obligations hereunder (except the
   -----------
obligations contained in Sections 8, 9, 10, 11, 12, and 13 (Confidential Information, Inventions and Patents, Non-Competition, No Solicitation of Customers, Noninterference with Consultants and assistance in Patent Applications, which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

5.1 Expiration of Term. The expiration of the term provided for in Section 1 or
    ------------------
the voluntary termination by Consultant or retirement from the Company in accordance with the normal retirement policies of the Company.

5.2 Death or Disability of Consultant. For the purposes of this Agreement,
    ---------------------------------
disability shall mean the absence of Consultant performing Consultant's duties with the Company on a full-time basis for a period of six (6) consecutive months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Consultant or Consultants legal representative (such agreement as to acceptability not to be withheld unreasonably). If Consultant shall become disabled, Consultant's employment may be terminated by written notice from the Company to Consultant.

5.3  Termination by Company for Cause. The Company may terminate Consultant's
     --------------------------------
employment and all of Consultant's rights to receive the Base Salary and any Additional Benefits hereunder for cause (excluding vested stock options). For purposes of this Agreement, the term "cause' shall he defined as any of the following:

(i) Consultant's material breach of any of the duties and responsibilities under this Agreement (other than as a result of incapacity due to Consultant's disability), provided that the Company has given Consultant not less than ten
(10) days written notice specifying such Each and such breach has not been cured within thirty (30) days after such notice has been provided to Consultant;

(ii) Consultant's conviction by, or entry of a plea of guilty or no contest in a court of competent jurisdiction for a felony;

(iii) Consultant's commission of an act of fraud upon the Company or any personal dishonesty, incompetence, negligence, or willful or negligent misconduct; or

(iv) Consultant's willful failure or refusal to perform Consultant's duties or responsibilities under this Agreement or Consultant's material violation of any duty of loyalty to the Company or a breach of Consultant's fiduciary duty to the Company.

5.4 Termination by Company Without Cause. The Board shall have the right to
    ------------------------------------
terminate Consultant's employment with the Company without cause at any time, but any such early termination other than as expressly provided in Section 5.3 shall be without prejudice to Consultant's rights to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1

5.5 Termination by Consultant with Cause. Consultant may terminate Consultant's
    ------------------------------------
employment under this Agreement for cause. For purposes of this Agreement, the term "cause" shall he defined as a material breach by the Company of any of its duties and responsibilities under this Agreement, provided that the Consultant has given the Company not less than ten (10) days written notice specifying such breach and such breach has not been cured within thirty (30) days after such notice has been provided to the Company. In the event of termination by Consultant of his employment for cause, Consultant shall be entitled to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1.

5.6 Termination by Consultant Without Cause. Consultant shall have the right to
    ---------------------------------------
terminate his employment with the Company without cause at any time by giving not less than sixty (60) days' prior written notice to the Company in the event of such early termination by Consultant without cause, all of Consultant's rights to receive the Base Salary' and any Additional Benefits hereunder shall cease upon such termination.

5.7 Exclusive Remedy. Consultant agrees that the payments expressly provided and
    ----------------
contemplated by this Agreement shall constitute the sole and exclusive obligation of the Company in respect of Consultant's employment with and relationship to the Company and that the payment thereof shall be the sole and exclusive remedy for any termination of Consultant's employment. Consultant covenants not to assert or pursue any other remedies, at or in equity, with respect to any termination of employment.

6.0 Business Expenses. During the term of this Agreement, to the extent that
    -----------------
such expenditures satisfy the criteria under the Internal Revenue Code for deductibility by the Company (whether or not fully deductible by the Company) for federal income tax purposes as ordinary and necessary business expenses, the Company shall reimburse Consultant promptly for reasonable business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company and incurred in the pursuit and furtherance of the Company's business and good will. Consultant shall obtain the prior written consent of the Company for any expenditures in excess of One Hundred Dollars ($100.00).

8. Confidential Information. Consultant acknowledges that the nature of
   ------------------------
Consultant's engagement by the Company is such that the Consultant has and shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, manufacturing and marketing data, techniques, processes, formulas, developmental or experimental work, technology, computer programming, work in process, methods trade secrets (including, without limitation. customer lists and lists of customer sources), or any other secretor confidential information relating to the products, services, customers, sales or business affairs of the Company (the "Confidential Information"). Consultant shall keep all such Confidential Information in confidence during the term of the this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extent such disclosure is (i) necessary to the performance of this Agreement and in furtherance of the Company's best interests, (ii) required by applicable law,
(iii) lawfully obtainable from other sources, or (iv) authorized in writing by the Company Upon termination of Consultant's employment with the Company, Consultant shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by Consultant, the Company or anyone else.

9. Inventions and Patents. Except as may be limited by Section 2870 or the
   ----------------------
California Labor Code, all inventions, any and all designs (of any kind), improvements, processes, computer programs, computer programming (and each any every part of a computer program) of any kind and/or nature, patents, copyrights and discoveries conceived by Consultant during the period in which Consultant has been an consultant or officer of the Company; whether prior to or during the term of this Agreement, which are useful in or directly or indirectly related to the business of the Company or to any experimental work carried on by the Company, shall be the property of the Company. Consultant will promptly and fully disclose to the Company all such inventions, designs, improvements patents, copyrights and discoveries (whether developed individually or with other persons) and shall take all steps necessary and reasonably required to assure the

Company's ownership thereof and to assist the Company in protecting or defending the Company's proprietary rights therein. Consultant shall receive from the Company a royalty in an amount equal to (i) one and one-half percent (1.5 %) of all gross profit (defined for this purpose only as all revenues actually received by the Company after all costs of the products sold by the Company) from sales by the Company of products employing such inventions, designs, improvements, patents, computer programming, copyrights and discoveries. Consultant acknowledges hereby receipt of written notice from the Company pursuant to California Labor Code Section 2872 that this Agreement (to the extent it requires an assignment or offer to assign rights to any invention of Consultant) does not apply fully to an invention which qualifies fully under California Labor Code Section 2870. With respect to any such article which shall be subject to any rights the Consultant may have pursuant to Section 9 of this Agreement, consultant must give company ten days notice of said right prior to the initial implementation of said materials. If such notice is not given, company shall assume that Consultant does not have such rights pursuant to
Section 9 of this Agreement.

10. Non-Competition. In order to protect Confidential Information, Consultant
    ---------------
agrees that during the term of Consultant's employment, and for a period of no less than one year thereafter, Consultant shall not, directly or indirectly, whether as an owner, partner, shareholder. agent, consultant, creditor, or otherwise, promote, participate or engage in any activity or other business competitive with the Company' business in Los Angeles County, California, if such activity or other business involves any use by the Consultant of any of the Confidential Information.

11. Non-Solicitation of Business. Consultant agrees that for a period of no less
    ----------------------------
than one year after the termination of employment with the Company, Consultant will not, on behalf of Consultant or on behalf of any other individual, association or entity, call on any of the customers, agents, associates, affiliates, or other business partners of the Company for purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company, nor will Consultant in any way, directly or indirectly. as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to Consultant or any other person or entity by or with which Consultant is employed, associated, affiliated or otherwise related.

12. Noninterference with Consultants. In order to protect Confidential
    --------------------------------
Information, Consultant agrees that during the term hereof and for a period of no less than one year thereafter, Consultant will not, directly or indirectly, induce or entice any consultant of the Company with access to or possession of Confidential Information to leave such employment or cause anyone else to leave such employment.

13. Assistance in Patent Applications. Consultant agrees to assist the Company
    ---------------------------------
in obtaining United States or foreign letters patent and copyright registrations covering inventions assigned hereunder to the Company and that Consultant's obligation to assist the Company shall continue beyond the termination of Consultant's employment. If the Company is unable because of Consultant's mental or physical incapacity or for any other reason to secure Consultant's signature to apply or to pursue any application for any United States or foreign letters patent or copyright registrations covering inventions assigned to the Company, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant's agent and attorney-in-fact to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Consultant. Consultant thereby waives and quit claims to the Company any and all claims of any patent or copyright resulting from any such application for letters patent or copyright registrations assigned hereunder to the Company. Consultant will further assist the Company in every way to enforce any copyrights or patents obtained including, without limitation, testifying in any suit or proceeding involving any of the copyrights or patents or executing any documents deemed necessary by the Company, all without further consideration but at the expense of the Company.

14. Indemnity. To the fullest extent permitted by applicable law and the bylaws
    ---------
of the Company, as from time to time in effect, the Company shall indemnify Consultant and hold Consultant harmless for any acts or decisions made in good faith while performing services for the Company.

15. Remedies. The parties hereto agree that the services to be rendered by
    --------
Consultant pursuant to this Agreement and the rights and privileges granted to the Company pursuant to this Agreement, are of a special, unique, extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by Consultant of any of the terms of this Agreement will cause the Company great and irreparable injury and damage. Consultant hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of this Agreement by Consultant. This Section 15 shall not be construed as a waiver of any other rights or remedies which the Company may have for damages or otherwise.

16. Severability. If any provision of this Agreement is held to be reason, it
    ------------
shall be adjusted rather than voided, if possible, to achieve the extent possible In any event, all other provisions of this Agreement and enforceable to the extent possible unenforceable for any intent of the parties to shall be deemed valid.

17. Succession. This Agreement shall inure to the benefit of and be binding upon
    ----------
the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the tennis of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of Consultant hereunder are personal and otherwise not assignable. Consultant's obligations and representations under this Agreement will survive the termination of Consultants employment, regardless of the manner of such termination

18. Notices. Any notice or other communication provided for in this Agreement
    -------
shall be in writing and delivered in person or sent by registered or certified mail to the address set forth below.

To the Company:
KAIRE HOLDINGS, INC.
7358 Bellaire Avenue
North Hollywood, California  91605
Attention: President

If to the Consultant:  ADDRESS
922 N. Craft #203, West Hollywood , Ca.  90069
_______________________________________________________

or at such other address as the Company or Consultant may from rime to time in writing designate. Each such notice or other communication shall he effective
(i) if given by mail: three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid; or (ii) if given by any other means: when actually delivered at such address.

19. Entire Agreement. This Agreement contains the entire agreement relating to
    ----------------
the subject matter hereof and supersedes any prior agreements, commitments and practices relating to Consultant's employment by the Company.

20. Amendments. No amendment or modification of the terms of this Agreement
    ----------
shall be valid unless made in writing and duly executed by both parties.

21. Waiver. No failure on the part of any party to exercise or delay in
    ------
exercising any right hereunder shall be deemed a waiver thereof or of any other rights nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

22. Governing Law. This Agreement, and the legal relations between the parties,
    -------------
shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Los Angeles.

23. Arbitration: Any dispute, controversy or claim arising out of or in respect
    -----------
to this Agreement (or its validity, interpretation or enforcement), the employment relationship or the subject wafter hereof shall at the request of either party be submitted and settled by arbitration conducted in Los Angeles County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration of such issues, including the determination of any amount of damages suffered, shall be final and binding upon the parties to the maximum extent permitted by law. Judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitration shall award reasonable expenses (including reimbursement of the arbitration costs) to the prevailing party upon application therefore).

24. Withholding. All compensation payable hereunder, including salary and other
    -----------
benefits shall be subject to applicable taxes and required withholdings.

25. Counterparts. This Agreement and any amendment hereto may be executed in one
    ------------
or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

26. Headlines. Section and other headings contained in this Agreement are for
    ---------
convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

27. Representation By Counsel Interpretation. The Company and Consultant each
    ----------------------------------------
acknowledge that each party to this Agreement has had the opportunity to he represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1634 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of he parties.

28. DISCUSSSION OF SALARY OR BENEFITS WITH FELLOW CONSULTANTS.  Discussion of
    ---------------------------------------------------------
your salary or pay arrangements with the Company ARE IMMEDIATE GROUNDS FOR TERMINATION. DO NOT EXPECT ANY KAIRE CONSULTANT/OFFICER/ OR BOARDMEMBER TO OVERLOOK ANY DISCUSSION OF SAID PAYMENT ARRANGEMENTS BETWEEN FELLOW
         ---
CONSULTANTS/OFFICERS/DIRECTORS.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

KAIRE HOLDINGS, INC.                    /s/ Steve Westlund
                                      ---------------------------

CONSULTANT:                             /s/ Einar A. Cristiani
                                      ---------------------------

                                                                              30
Exhibit 4.1(h)


                             CONSULTANT AGREEMENT

This CONSULTANT AGREEMENT (this "Agreement") is entered into as of    August ,
                                                                    -----------
1999 by and between KAIRE HOLDINGS, INC, a Delaware Corporation ("Company")
----
and  Vikramnath D. Anegondi ("Consultant").
     ----------------------

                                  WITNESSETH:

WHEREAS, the Company and Consultant desire to enter into this Agreement to assure the Company of the continuing and exclusive service of Consultant and to set forth the terms and conditions of Consultant's employment with the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1. Term.  Company agrees to employ Consultant and Consultant hereby accepts such
   ----
employment, in accordance with the terms of this Agreement, commencing as of August 30, 1999 (the "Effective Date"). Said employment shall be "at will" and may be terminated at any point thereafter.

2. Services and Exclusivity of Services. So long as this Agreement shall
   ------------------------------------
continue in effect, Consultant shall devote Consultant's substantial business time, energy and ability exclusively to the business, affairs and interests of the Company and its affiliates or subsidiaries ("Affiliates") and matters related thereto, shall use Consultant's best efforts and abilities to promote the Company's interests, and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the board of directors of the Company (the "Board").

Without the prior express written authorization of the Board or any senior executive of Company, Consultant shall not, directly or indirectly, during the term of this Agreement, engage in any activity competitive with or adverse to the Company's business, whether alone, as a partner, officer, director, consultant or significant investor of or in any other entity (An investment of greater than 5% of the outstanding capital or equity securities of an entity shall be deemed significant for these purposes.)

Consultant represents to the Company that Consultant has no other outstanding commitments inconsistent with any of the terms of this Agreement or the services to be rendered hereunder.

3. Duties and Responsibilities. Consultant shall serve as Programmer for Company
   ---------------------------
for the duration of this Agreement. In the performance of Consultant's duties, Consultant shall report directly to the CTO of Kaire Holdings and shall be subject to the supervision and direction of the CTO and to such limits on Consultant's authority as the CTO may from time to time impose. Consultant's responsibilities in his capacity as Programmer shall include such rights and responsibilities as are generally possessed by a programmer in an internet-related corporation.

Consultant agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of Consultant's duties and agrees to carry' out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing

4. Compensation.

4.1 Base Compensation. Subject to increase at the sole election of the Board of Directors, Consultant will be paid a monthly base salary of Four Thousand Dollars ($4,600) Base Salary") commencing August 19, 1999. The Base Salary shall be payable in accordance with established Company practices.

4.2 Vacation. During the period for which Consultant is employed by Company, Consultant shall be entitled to (a) a vacation period each twelve months of two weeks and (b) up to five additional holidays customarily observed by companies similar to Company, and during such time, Consultant's compensation shall be paid in full. Such vacation shall not accrue unless and until Employee has been employed for at least 12 month period.

4.3 Additional Benefits. Consultant shall also be entitled to stock option in the following manner (a) right to purchase up 5,000 shares of Company stock at an option price of 10 cents per share. Said stock option shall accrue upon Consultant having been employed with Company for no less than 90 days (hereinafter "vesting period")

5. Termination. This Agreement and all obligations hereunder (except the obligations contained in Sections 8,9, 10, 11, 12, and 13 (Confidential Information, Inventions and Patents, Non-Competition, No Solicitation of Customers, Noninterference with Consultants and assistance in Patent Applications, which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

5.1 Expiration of Term. The expiration of the term provided for in Section 1 or the voluntary termination by Consultant or retirement from the Company in accordance with the normal retirement policies of the Company.

5.2 Death or Disability of Consultant: The death or disability of Consultant. For the purposes of this Agreement, disability shall mean the absence of Consultant performing Consultant's duties with the Company on a full-time basis for a period of six (6) consecutive months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Consultant or Consultants legal representative (such agreement as to acceptability not to be withheld unreasonably). If Consultant shall become disabled, Consultant's employment may be terminated by written notice from the Company to Consultant.

Termination by Company for Cause. The Company may terminate Consultant's employment and all of Consultant's rights to receive the Base Salary and any Additional Benefits hereunder for cause. For purposes of this Agreement, the term "cause1' shall he defined as any of the following:

(i) Consultant's material breach of any of the duties and responsibilities under this Agreement (other than as a result of incapacity due to Consultant's disability), provided that the Company has given Consultant not less than ten
(10) days' written notice specifying such Each and such breach has not been cured within thirty (30) days after such notice has been provided to Consultant,

(ii) Consultant's conviction by, or entry of a plea of guilty or no contest in a court of competent jurisdiction for a felony;

(iii) Consultant's commission of an act of fraud upon the Company or any personal dishonesty, incompetence, negligence, or willful or negligent misconduct; or

(iv) Consultant's willful failure or refusal to perform Consultant's dunes or responsibilities under this Agreement or Consultant's material violation of any duty of loyalty to the Company or a breach of Consultant's fiduciary duty to the Company.

Termination by Company Without Cause The Board shall have the right to terminate Consultant's employment with the Company without cause at any time, but any such early termination other than as expressly provided in Section 5-3 shall be without prejudice to Consultant's rights to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1

5.5 Termination by Consultant with Cause. Consultant may terminate Consultant's employment under this Agreement for cause. For purposes of this Agreement, the term "cause" shall he defined as a material breach by the Company of any of its duties and responsibilities under this Agreement, provided that the Consultant has given the Company not less than ten (10) days' written notice specifying such breach and such breach has not been cured within thirty (30) days after such notice has been provided to the Company. In the event of termination by Consultant of his employment for cause, Consultant shall be entitled to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1

5.6 Termination by Consultant Without Cause Consultant shall have the right to terminate his employment with the Company without cause at any time by giving not less than sixty (60) days' prior written notice to the Company in the event of such early termination by Consultant without cause, all of Consultant's rights to receive the Base Salary' and any Additional Benefits hereunder shall cease upon such termination.

5.7 Exclusive Remedy. Consultant agrees that the payments expressly provided and contemplated by this Agreement shall constitute the sole and exclusive obligation of the Company in respect of Consultant's employment with and relationship to the Company and that the payment thereof shall be the sole and exclusive remedy for any termination of Consultant's employment. Consultant covenants not to assert or pursue any other remedies, at or in equity, with respect to any termination of employment.

6.0 Business Expenses. During the term of this Agreement, to the extent that such expenditures satisfy the criteria under the Internal Revenue Code for deductibility by the Company (whether or not fully deductible by the Company) for federal income tax purposes as ordinary and necessary business expenses, the Company shall reimburse Consultant promptly for reasonable business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company and incurred in the pursuit and furtherance of the Company's business and good will. Consultant shall obtain the prior written consent of the Company for any expenditures in excess of One Hundred Dollars ($100.00).

8. Confidential Information. Consultant acknowledges that the nature of Consultant's engagement by the Company is such that the Consultant has and shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, manufacturing and marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods trade secrets (including, without limitation. customer lists and lists of customer sources), or any other secretor confidential information relating to the products, services, customers, sales or business affairs of the Company (the "Confidential Information"). Consultant shall keep all such Confidential Information in confidence during the term of the this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extent such disclosure is (i) necessary to the performance of this Agreement and in furtherance of the Company's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other sources, or (iv) authorized in writing by the Company Upon termination of Consultant's employment with the Company, Consultant shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by Consultant, the Company or anyone else.

9. Inventions and Patents. Except as may be limited by Section 2870 or the California Labor Code, all inventions, designs, improvements, patents, copyrights and discoveries conceived by Consultant during the period in which Consultant has been an consultant or officer of the Company; whether prior to or during the term of this Agreement, which are useful in or directly or indirectly related to the business of the Company or to any experimental work carried on by the Company, shall be the property of the Company. Consultant will promptly and fully disclose to the Company all such inventions, designs, improvements7 patents, copyrights and discoveries (whether developed individually or with other persons) and shall take all steps necessary and reasonably required to assure the Company's ownership thereof and to assist the Company in protecting or defending the Company's proprietary rights therein. Consultant shall receive from the Company a royalty in an amount equal to (i) two and one-half percent (2.5%) of all gross profit (defined for this purpose only as all revenues actually received by the Company after all costs of the products sold by the Company) from sales by the Company of products employing such inventions, designs, improvements, patents, copyrights and discoveries or (ii) three percent (3%) of all royalties or license payments received by the Company from its license to third parties of such inventions, designs, improvements, patents, copyrights and discoveries. Consultant acknowledges hereby receipt of written notice from the Company pursuant to California Labor Code Section 2872 that this Agreement (to the extent it requires an assignment or offer to assign rights to any invention of Consultant) does not apply fully to an invention which qualifies fully under California Labor Code Section 2870(Pounds)

10. Non-Competition. In order to protect the Confidential Information, Consultant agrees that during the term of Consultant's employment, and for a period of one year thereafter, Consultant shall not, directly or indirectly, whether as an owner, partner, shareholder. agent, consultant, creditor, or otherwise, promote, participate or engage in any activity or other business competitive with the Company' business in Los Angeles County. California if such activity or other business involves any use by the Consultant of any of the Confidential Information.

11. Non-Solicitation of Business. Consultant agrees that for a period of no less than one year after the termination of employment with the Company, Consultant will not, on behalf of Consultant or on behalf of any other individual, association or entity, call on any of the customers, agents, associates, affiliates, or other business partners of the Company for purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company, nor will Consultant in any way, directly or indirectly. as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to Consultant or any other person or entity by or with which Consultant is employed, associated, affiliated or otherwise related.

12. Noninterference with Consultants. In order to protect the Confidential Information, Consultant agrees that during the term hereof and for a period of one year thereafter, Consultant will not, directly or indirectly induce or entice any consultant of the Company with access to or possession of Confidential Information to leave such employment or cause anyone else to leave such employment.

13. Assistance in Patent Applications. Consultant agrees to assist the Company in obtaining United States or foreign letters patent and copyright registrations covering inventions assigned hereunder to the Company and that Consultants obligation to assist the Company shall continue beyond the termination of Consultant's employment. If the Company is unable because of Consultant's mental or physical incapacity or for any other reason to secure Consultant's signature to apply or to pursue any application for any United States or foreign letters patent or copyright registrations covering inventions assigned to the Company, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as

Consultant's agent and attorney-in-fact to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Consultant. Consultant thereby waives and quitclaims to the Company any and all claims of any patent or copyright resulting from any such application for letters patent or copyright registrations assigned hereunder to the Company. Consultant will further assist the Company in every way to enforce any copyrights or patents obtained including, without limitation, testifying in any suit or proceeding involving any of the copyrights or patents or executing any documents deemed necessary by the Company, all without further consideration but at the expense of the Company.

14. Indemnity. To the fullest extent permitted by applicable law and the bylaws of the Company, as from time to time in effect, the Company shall indemnify Consultant and hold Consultant harmless for any acts or decisions made in good faith while performing services for the Company.

15. Remedies. The parties hereto agree that the services to be rendered by Consultant pursuant to this Agreement and the rights and privileges granted to the Company pursuant to this Agreement, are of a special, unique7 extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by Consultant of any of the terms of this Agreement will cause the Company great and irreparable injury and damage. Consultant hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of this Agreement by Consultant. This Section 15 shall not be construed as a waiver of any other rights or remedies which the Company may have for damages or otherwise.

16. Severability. If any provision of this Agreement is held to be reason, it shall be adjusted rather than voided, if possible, to achieve the extent possible In any event, all other provisions of this Agreement and enforceable to the extent possible unenforceable for any intent of the parties to shall be deemed valid

17. Succession. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the tennis of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of Consultant hereunder are personal and otherwise not assignable. Consultant's obligations and representations under this Agreement will survive the termination of Consultants employment, regardless of the manner of such termination

18. Notices. Any notice or other communication provided for in this Agreement shall be in writing and delivered in person or sent by registered or certified mail to the address set forth below.

to the Company:
Kaire Holdings, Inc.
7348 Bellaire Ave.
West Hollywood, California 91605
Attention: President

If to the Consultant: ADDRESS

635 3/4 West 23/rd/ Street, Los Angeles, CA. 90007
--------------------------------------------------
or at such other address as the Company or Consultant may from rime to time in writing designate. Each such notice or other communication shall he effective
(i) if given by mail. Three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when actually delivered at such address.

19. Entire Agreement. This Agreement contains the entire agreement relating to the subject matter hereof and supersedes any prior agreements, commitments and practices relating to Consultant's employment by the Company.

20. Amendments. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties.

21. Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other rights nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

22. Governing Law, This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Los Angeles.

23. Arbitration, Any dispute, controversy or claim arising out of or in respect to this Agreement (or its validity, interpretation or enforcement), the employment relationship or the subject wafter hereof shall at the request of either party be submitted and settled by arbitration conducted in Los Angeles County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration of such issues, including the determination of any amount of damages suffered, shall be final and binding upon the parties to the maximum extent permitted by law. Judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitration shall award reasonable expenses (including reimbursement of the arbitration costs) to the prevailing party upon application therefor.

24. Withholding. All compensation payable hereunder, including salary and other benefits shall be subject to applicable taxes and required withholdings.

25. Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

26. Headlines. Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

27. Representation By Counsel Interpretation, The Company and Consultant each acknowledge that each party to this Agreement has had the opportunity to he represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1634 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of he parties.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:                  CONSULTANT
Kaire Holdings, Inc.


/s/ Owen Naccarato            /s/ Vikramnath D. Anegondi
------------------            --------------------------
Owen Naccarato                Vikramnath D. Anegondi

Exhibit 4.1(i)

                             CONSULTANT AGREEMENT

This CONSULTANT AGREEMENT (this "Agreement") is entered into as of ____________________________ by and between KAIRE HOLDINGS, INC, a Delaware Corporation ("Company") and Shashin C. Chheda ("Consultant").
                            -----------------

                                  WITNESSETH:

WHEREAS, the Company and Consultant desire to enter into this Agreement to assure the Company of the continuing and exclusive service of Consultant and to set forth the terms and conditions of Consultant's employment with the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1. Term.  Company agrees to employ Consultant and Consultant hereby accepts such
   ----
employment, in accordance with the terms of this Agreement, commencing as of August 19, 1999 (the "Effective Date"). Said employment shall be "at will" and may be terminated at any point thereafter.

2. Services and Exclusivity of Services. So long as this Agreement shall
   ------------------------------------
continue in effect, Consultant shall devote Consultant's substantial business time, energy and ability exclusively to the business, affairs and interests of the Company and its affiliates or subsidiaries ("Affiliates") and matters related thereto, shall use Consultant's best efforts and abilities to promote the Company's interests, and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the board of directors of the Company (the "Board").

Without the prior express written authorization of the Board or any senior executive of Company, Consultant shall not, directly or indirectly, during the term of this Agreement, engage in any activity competitive with or adverse to the Company's business, whether alone, as a partner, officer, director, consultant or significant investor of or in any other entity (An investment of greater than 5% of the outstanding capital or equity securities of an entity shall be deemed significant for these purposes.)

Consultant represents to the Company that Consultant has no other outstanding commitments inconsistent with any of the terms of this Agreement or the services to be rendered hereunder.

3. Duties and Responsibilities. Consultant shall serve as Programmer for Company
   ---------------------------
for the duration of this Agreement. In the performance of Consultant's duties, Consultant shall report directly to the CTO of Kaire Holdings and shall be subject to the supervision and direction of the CTO and to such limits on Consultant's authority as the CTO may from time to time impose. Consultant's responsibilities in his capacity as Programmer shall include such rights and responsibilities as are generally possessed by a programmer in an internet-related corporation.

Consultant agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of Consultant's duties and agrees to carry' out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing.

4. Compensation.

4.1 Base Compensation. Subject to increase at the sole election of the Board of Directors, Consultant will be paid a monthly base salary of Four Thousand Dollars ($4,600) Base Salary") commencing August 19, 1999. The Base Salary shall be payable in accordance with established Company practices.

4.2 Vacation. During the period for which the Consultant is employed by Company, Consultant shall be entitled to (a) a vacation period each twelve months of two weeks and (b) up to five additional holidays customarily observed by companies similar to Company, and during such time, Consultant's compensation shall be paid in full. Such vacation may accrue to a subsequent period. Said vacation period shall not accrue unless and until Consultant has been employed for at least one 12 month period.

4.3 Additional Benefits. Consultant shall also be entitled to a stock option in the following manner: (a) the right to purchase up to 5,000 shares of Company stock at an option price of 10 cents per share. Said stock option shall accrue Consultant having been employed with Company for no less than 90 days (hereinafter "vesting period")

5. Termination. This Agreement and all obligations hereunder (except the obligations contained in Sections 8, 9, 10, 11, 12, and 13 (Confidential Information, Inventions and Patents, Non-Competition, No Solicitation of Customers, Noninterference with Consultants and assistance in Patent Applications, which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

5.1 Expiration of Term. The expiration of the term provided for in Section 1 or the voluntary termination by Consultant or retirement from the Company in accordance with the normal retirement policies of the Company.

5.2 Death or Disability of Consultant: The death or disability of Consultant. For the purposes of this Agreement, disability shall mean the absence of Consultant performing Consultant's duties with the Company on a full-time basis for a period of six (6) consecutive months as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Consultant or Consultants legal representative (such agreement as to acceptability not to be withheld unreasonably). If Consultant shall become disabled, Consultant's employment may be terminated by written notice from the Company to Consultant.

Termination by Company for Cause. The Company may terminate Consultant's employment and all of Consultant's rights to receive the Base Salary and any Additional Benefits hereunder for cause. For purposes of this Agreement, the term "cause1" shall he defined as any of the following:

(i) Consultant's material breach of any of the duties and responsibilities under this Agreement (other than as a result of incapacity due to Consultant's disability), provided that the Company has given Consultant not less than ten
(10) days' written notice specifying such Each and such breach has not been cured within thirty (30) days after such notice has been provided to Consultant,

(ii) Consultant's conviction by, or entry of a plea of guilty or no contest in a court of competent jurisdiction for a felony;

(iii) Consultant's commission of an act of fraud upon the Company or any personal dishonesty, incompetence, negligence, or willful or negligent misconduct; or

(iv) Consultant's willful failure or refusal to perform Consultant's dunes or responsibilities under this Agreement or Consultant's material violation of any duty of loyalty to the Company or a breach of Consultant's fiduciary duty to the Company.

Termination by Company Without Cause The Board shall have the right to terminate Consultant's employment with the Company without cause at any time, but any such early termination other than as expressly provided in Section 5-3 shall be without prejudice to Consultant's rights to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1

5.5 Termination by Consultant with Cause. Consultant may terminate Consultant's employment under this Agreement for cause. For purposes of this Agreement, the term "cause" shall he defined as a material breach by the Company of any of its duties and responsibilities under this Agreement, provided that the Consultant has given the Company not less than ten (10) days' written notice specifying such breach and such breach has not been cured within thirty (30) days after such notice has been provided to the Company. In the event of termination by Consultant of his employment for cause, Consultant shall be entitled to receive the Base Salary and the Additional Benefits provided under this Agreement for the remainder of the term specified in Section 1

5.6 Termination by Consultant Without Cause Consultant shall have the right to terminate his employment with the Company without cause at any time by giving not less than sixty (60) days' prior written notice to the Company in the event of such early termination by Consultant without cause, all of Consultant's rights to receive the Base Salary' and any Additional Benefits hereunder shall cease upon such termination.

5.7 Exclusive Remedy. Consultant agrees that the payments expressly provided and contemplated by this Agreement shall constitute the sole and exclusive obligation of the Company in respect of Consultant's employment with and relationship to the Company and that the payment thereof shall be the sole and exclusive remedy for any termination of Consultant's employment. Consultant covenants not to assert or pursue any other remedies, at - or in equity, with respect to any termination of employment.

Business Expenses.

During the term of this Agreement, to the extent that such expenditures satisfy the criteria under the Internal Revenue Code for deductibility by the Company (whether or not fully deductible by the Company) for federal income tax purposes as ordinary and necessary business expenses, the Company shall reimburse Consultant promptly for reasonable business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company and incurred in the pursuit and furtherance of the Company's business and good will. Consultant shall obtain the prior written consent of the Company for any expenditures in excess of One Hundred Dollars ($100.00).

8 Confidential Information. Consultant acknowledges that the nature of Consultant's engagement by the Company is such that the Consultant has and shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, manufacturing and marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods trade secrets (including, without limitation. customer lists and lists of customer sources), or any other secretor confidential information relating to the products, services, customers, sales or business affairs of the Company (the "Confidential Information"). Consultant shall keep all such Confidential Information in confidence during the term of the this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extent such disclosure is (i) necessary to the performance of this Agreement and in furtherance of the Company's best interests, (ii) required by applicable law, (iii) lawfully obtainable from other sources, or (iv) authorized in writing by the Company Upon termination of Consultant's employment with the Company, Consultant shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by Consultant, the Company or anyone else.

9. Inventions and Patents. Except as may be limited by Section 2870 or the California Labor Code, all inventions, designs, improvements, patents, copyrights and discoveries conceived by Consultant during the period in which Consultant has been an consultant or officer of the Company; whether prior to or during the term of this Agreement, which are useful in or directly or indirectly related to the business of the Company or to any experimental work carried on by the Company, shall be the property of the Company. Consultant will promptly and fully disclose to the Company all such inventions, designs, improvements7 patents, copyrights and discoveries (whether developed individually or with other persons) and shall take all steps necessary and reasonably required to assure the Company's ownership thereof and to assist the Company in protecting or defending the Company's proprietary rights therein. Consultant shall receive from the Company a royalty in an amount equal to (i) two and one-half percent (2.5%) of all gross profit (defined for this purpose only as all revenues actually received by the Company after all costs of the products sold by the Company) from sales by the Company of products employing such inventions, designs, improvements, patents, copyrights and discoveries or (ii) three percent (3%) of all royalties or license payments received by the Company from its license to third parties of such inventions, designs, improvements, patents, copyrights and discoveries. Consultant acknowledges hereby receipt of written notice from the Company pursuant to California Labor Code Section 2872 that this Agreement (to the extent it requires an assignment or offer to assign rights to any invention of Consultant) does not apply fully to an invention which qualifies fully under California Labor Code Section 2870(Pounds)

10. Non-Competition. In order to protect the Confidential Information, Consultant agrees that during the term of Consultant's employment, and for a period of one year thereafter, Consultant shall not, directly or indirectly, whether as an owner, partner, shareholder. agent, consultant, creditor, or otherwise, promote, participate or engage in any activity or other business competitive with the Company' business in Los Angeles County. California if such activity or other business involves any use by the Consultant of any of the Confidential Information.

11. Non-Solicitation of Customers. Consultant agrees that for a period of one year after the termination of employment with the Company, Consultant will not, on behalf of Consultant or on behalf of any other individual, association or entity, call on any of the customers of the Company for purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company, nor will Consultant in any way, directly or indirectly. as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to Consultant or any other person or entity by or with which Consultant is employed, associated, affiliated or otherwise related.

12. Noninterference with Consultants. In order to protect the Confidential Information, Consultant agrees that during the term hereof and for a period of one year thereafter, Consultant will not, directly or indirectly induce or entice any consultant of the Company with access to or possession of Confidential Information to leave such employment or cause anyone else to leave such employment.

13. Assistance in Patent Applications. Consultant agrees to assist the Company in obtaining United States or foreign letters patent and copyright registrations covering inventions assigned hereunder to the Company and that Consultants obligation to assist the Company shall continue beyond the termination of Consultant's employment. If the Company is unable because of Consultant's mental or physical incapacity or for any other reason to secure Consultant's signature to apply or to pursue any application for any United States or foreign letters patent or copyright registrations covering inventions assigned to the Company, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant's agent and attorney-in-fact to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Consultant. Consultant thereby waives and quitclaims to the Company any and all claims of any patent or copyright resulting from any such application for letters patent or copyright registrations assigned hereunder to the Company. Consultant will further assist the Company in every way to enforce any copyrights or patents obtained including, without limitation, testifying in any suit or proceeding involving any of the copyrights or patents or executing any documents deemed necessary by the Company, all without further consideration but at the expense of the Company.

14. Indemnity. To the fullest extent permitted by applicable law and the bylaws of the Company, as from time to time in effect, the Company shall indemnify Consultant and hold Consultant harmless for any acts or decisions made in good faith while performing services for the Company.

15. Remedies. The parties hereto agree that the services to be rendered by Consultant pursuant to this Agreement and the rights and privileges granted to the Company pursuant to this Agreement, are of a special, unique7 extraordinary and intellectual character, which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by Consultant of any of the terms of this Agreement will cause the Company great and irreparable injury and damage. Consultant hereby expressly agrees that the Company shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of this Agreement by Consultant. This Section 15 shall not be construed as a waiver of any other rights or remedies which the Company may have for damages or otherwise.

16. Severability. If any provision of this Agreement is held to be reason, it shall be adjusted rather than voided, if possible, to achieve the extent possible In any event, all other provisions of this Agreement and enforceable to the extent possible unenforceable for any intent of the parties to shall be deemed valid

17. Succession. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the tennis of this Agreement for all purposes. As used herein, "successor" and "assignee" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of Consultant hereunder are personal and otherwise not assignable. Consultant's obligations and representations under this Agreement will survive the termination of Consultants employment, regardless of the manner of such termination

18. Notices. Any notice or other communication provided for in this Agreement shall be in writing and delivered in person or sent by registered or certified mail to the address set forth below.

to the Company:

Kaire Holdings, Inc.
7348 Bellaire Ave
North Hollywood, California 91605
Attention: President

If to the Consultant: Address

2620 Ellendale Pl. #311, Los Angeles, Ca. 90007
-----------------------------------------------
or at such other address as the Company or Consultant may from time to time in writing designate. Each such notice or other communication shall he effective
(i) if given by mail. Three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when actually delivered at such address.

19. Entire Agreement. This Agreement contains the entire agreement relating to the subject matter hereof and supersedes any prior agreements, commitments and practices relating to Consultant's employment by the Company.

20. Amendments. No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties.

21. Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other rights nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

22. Governing Law, This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law doctrines and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of Los Angeles.

23. Arbitration, Any dispute, controversy or claim arising out of or in respect to this Agreement (or its validity, interpretation or enforcement), the employment relationship or the subject wafter hereof shall at the request of either party be submitted and settled by arbitration conducted in Los Angeles County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration of such issues, including the determination of any amount of damages suffered, shall be final and binding upon the parties to the maximum extent permitted by law. Judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitration shall award reasonable expenses (including reimbursement of the arbitration costs) to the prevailing party upon application therefor.

24. Withholding. All compensation payable hereunder, including salary and other benefits shall be subject to applicable taxes and required withholdings.

25. Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

26. Headlines. Section and other headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

27. Representation By Counsel Interpretation, The Company and Consultant each acknowledge that each party to this Agreement has had the opportunity to he represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1634 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of he parties.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:
Kaire Holdings, Inc.           /s/ Owen Naccarato
                               ------------------

CONSULTANT:
Shashin C. Chheda              /s/ Shashin C. Chheda
                               ---------------------

Exhibit 4.1(j)


                               RELEASE AGREEMENT
                   Entered into this ___ day of August, 1999

BETWEEN:       KAIRE HOLDINGS, INCORPORATED
               (Formerly Interactive Medical Technologies, Ltd.)
               7348 Bellaire Avenue
               North Hollywood, CA 91605

                                    hereinafter referred to as "the Company"

AND:           Paul Kessler
               11611 San Vicente Blvd., Suite 615
               Los Angeles, CA 90049

                                    hereinafter referred to as "Kessler"

WHEREAS, Kessler entered a settlement and mutual release with the Company on or about August __, 1999 with an amount presently due Kessler of $65,000 from the "Price Protection" agreement dated February 6, 1999 which was an amendment to the Kessler Consulting agreement dated November 7, 1999;

WHEREAS, the Company desires to settle the amount owed Kessler via the payment of free trading stock as per the consulting agreement;

WHEREAS, upon receipt of the shares, Kessler desires to release the Company of all obligations due him under both the "Price Protection" Agreement and the Kessler Consulting agreement and the parties desire to release each other from any and all claims of any kind related to these agreements,

NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, it is agreed as follows:

1.0 In settlement of all amounts due Kessler under the Consulting agreement and the "Price Protection" amendment, the Company, upon execution of this Settlement Agreement, will issue to Kessler the appropriate number of shares of Kaire Common Stock. These shares will be registered via Form S-8 and the value of the stock will equal $65,000 based on the average of the closing low and high bid price from the day before the S-8 filing. Due to other contractual obligations, the Form S-8 will be filed subsequent to the publishing of the Vitaplanet.com research report but no later then September 15, 1999. This research report is complete and awaiting compliance approval by the publisher's legal staff. The approval process has already been started and should not take longer than two weeks from the date of this agreement.

2.0 Upon receipt of the shares of Kaire Common Stock from the Company, Kessler hereby releases the Company and all of the Company's officers, Board of directors, shareholders, assigns and all parties related in any fashion to the Company of all past, present and future claims of Kessler relating to the referenced agreements.

3.0 Except as provided herein, each of the above mentioned Parties, be they individuals, corporations, partnerships, or any other form of business entity, on behalf of themselves, their respective agents, consultants, principals, directors, partners, officers, successors, heirs, assigns, dependents, executors, administrators, consultants, representatives, stockholders, and attorneys, releases and forever discharges the other and the other's respective agents, consultants, principals, directors, partners, officers, members, associates, successors, heirs, assigns, dependents, executors, administrators, consultants, representatives, stockholders, and attorneys from any and all manner of action, actions, or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, (hereinafter collectively referred to as "claims"), which each and its above-mentioned agents, etc. now has, or may hereinafter have, against the other, and/or their above-mentioned consultants, principals, etc., based upon, and arising out of any fact or circumstances relating to the referenced agreement, known or unknown to the Company or Kessler.

4.0 The Agreement shall be a full settlement of said dispute, claim or cause of action relating to the said related agreement, notwithstanding Section 1542 of the California Civil Code that provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE UNDERSIGNED PARTIES, BEING AWARE OF SAID CODE SECTION HEREBY EXPRESSLY WAVE ANY RIGHTS THEY MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTUES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

5.0 This Agreement shall act as a release of past, present and/or future claims that may arise from the subject matter of this Agreement, whether such claims are currently known, unknown, foreseen or unforeseen. The parties understand and acknowledge the significance of such wavier of said Section 1542 and hereby assume full responsibility for any injuries, damages, losses or liability that they may hereafter incur from the above-described subject matter.

6.0 This Agreement and its application shall be governed by the laws of the State of California, and the courts of the State of California shall have jurisdiction over all matters pertaining to its interpretation, application and enforcement. Prevailing parties shall be entitled to reasonable attorney fees from the non-prevailing parties.

7.0 This Agreement contains all agreements of the parties with respect to any matter referred to herein. This Agreement contains the ENTIRE AGREEMENT between the parties hereto, and the terms of this Agreement are contractual and not a mere recital. This Agreement is not contingent on any performance or event other than those specifically referred to herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective.

8.0 The individuals signing this Agreement on behalf of the Corporate entity(ies) each represent and warrant that (a) they have full authority to execute this Agreement on behalf of the entities for which they so sign; and,
(b) they are acting within the course and scope of such authority in executing this Agreement.

9.0 The parties hereto warrant that no claim referred to herein has been assigned, and that each is the owner of the same as of the date of execution hereof.

Each party may sign identical counterparts of this Agreement with the same effect as if the parties signed the same document. A copy of this Agreement signed by a party and delivered by facsimile transmission to the other party shall have the same effect as the delivery of an original of this Agreement containing the original signature of each party.

IN WITNESS WHEREOF, the Parties hereto have executed or caused these present to be executed as of the day and year first above written.

Paul Kessler                       KAIRE HOLDINGS, INCORPORATED





________________________           ________________________________
By:                                By:


/s/ Paul Kessler                   /s/ Owen Naccarato
------------------                 ------------------
It's:                              It's:

Exhibit 4.1 (k)

                             EMPLOYMENT AGREEMENT
                             --------------------

     This Employment Agreement ("Agreement") is entered into this twenty third day of June, 1997 and is by and between Interactive Medical Technologies, LTD. ("ITAM"), a Nevada corporation, and Owen Naccarato, an individual.

     The parties agree as follows:

     1.   Term.  This Agreement shall be for the period of twelve (12) months,
          ----
commencing on June 23, 1997 and terminating on June 22, 1998, and shall be automatically renewed for twelve months unless written notice is received by the employee ninety days prior to the expiration date of said agreement.

     2.   Duties and Responsibilities.  Employee shall assume the
          ---------------------------
responsibilities of Chief Financial Officer and Corporate Secretary.

     3.   Indemnification:  The Company shall extend full indemnity to Employee
          ----------------
in the fulfillment of such duties and responsibilities as designated by the Board of Directors of ITAM.

     4.   Compensation.
          ------------

               A.  Employee shall receive $4,000 a month of cash compensation.

               B. Employee shall also receive 600,000 shares of ITAM's common stock for each twelve period involved. Such stock shall be registered as soon as practicable on Form S-8 with the Securities and Exchange Commission. These shares shall be delivered at the outset of each twelve month period to the Employee.

     5.   Out-of pocket Expenses.  Company shall reimburse Employee for all
          -----------------------
reasonable out-of-pocket expenses incurred within the fifty mile radius of Los Angeles and outside the fifty mile radius on a per diem of two hundred fifty dollars ($250) per day within the Continental USA plus standard coach air faire. Within the fifty mile radius, employee is not entitled to mileage reimbursement.

     6.   Devotion of time by Employee.  Employee agrees to devote as much time
          ----------------------------
as possible to fulfill the duties and assignments that Employee shall receive in writing from the Board of Directors of ITAM.

     7.   Confidentiality.  Employee agrees to treat all information received
          ---------------
from ITAM as confidential and shall not divulge such information to any third party without the written consent of a director of ITAM.


COMPANY                                      EMPLOYEE

Interactive Medical Technologies, LTD.       By:  /S/ Owen Naccarato
                                                ---------------------

                                             Its: ______________________________
By: /s/ Steven Westlund
  ----------------------
   Steven Westlund                           Address: __________________________
   CEO/Chairman

__________________________________